SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2004



                       SANGUI BIOTECH INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Colorado
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          (State or other jurisdiction of Incorporation or organization


           000-21271                               84-1330732
    ------------------------           ------------------------------------
    (Commission File Number)           (I.R.S. Employer Identification No.)

                Alfred-Herrhausen-Str. 44, 58455 Witten, Germany
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               (Address of principal executive offices)(Zip Code)

                               011-49-2302-915-204
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              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         PCT Patent to be granted by European Patent Office
         --------------------------------------------------

         According to an EPO confirmation letter to SanguiBioTech GmbH (a Wholly-owned Subsidiary of Sangui BioTech International, Inc.) dated December 2003, the European Patent Office (EPO) is about to grant a PCT/EP patent covering Sangui's combination of haemoglobin with an emulsion for external applications. This is the first world wide patent to be granted out of a series of four patent applications covering the external use of Sangui's artificial oxygen carriers. Sangui BioTech GmbH has, in the meantime, submitted an additional patent application covering an innovative comprehensive concept of bio regeneration of the skin based on an enhanced oxygen supply.

         New director joins board of Sangui BioTech Intentional, Inc.
         ------------------------------------------------------------

         On December 16, 2003, the Board of Directors appointed Dr. Joachim Fleing as a director of Sangui Biotech International, Inc. Dr. Fleing has been an independent communications consultant since 2002. Prior to this he served as a communications officer with a German software and integration company, having acted as an account director with a PR firm and a scholar at Marburg University in previous appointments.

         The Board of Directors of Sangui BioTech International, Inc., now consists of five directors:

         Professor Wolfgang Barnikol, M.D., Ph.D. - also the President and CEO of the company;
         Professor Joachim Lutz, M.D.;
         Dr. Christoph Ludz; Dr. Markus Volpers; and Dr. Joachim Fleing.

         Sangui BioTech GmbH. Appoints Managing Director
         -----------------------------------------------

         On December 16, 2003, the Board of Directors also appointed Hubertus Schmelz as new Managing Director of Sangui BioTech GmbH. The management of the German subsidiary includes:

         Hubertus Schmelz - Managing Director;
         Professor Wolfgang Barnikol - Chief Scientific Officer; and Dr. Martin Burow as Chief Operating Officer.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                              Sangui Biotech International, Inc.
                                             (Registrant)


Date: February 4, 2004                        /s/ Wolfgang Barnikol
      ----------------                        ----------------------------------
                                              By: Wolfgang Barnikol
                                              Its: President, CEO and CFO